SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 28, 1999

                                 NiSource Inc.
                  ----------------------------------------
           (Exact name of registrant as specified in its charter)

                                 Indiana
                  ----------------------------------------
               (State or other jurisdiction of incorporation)

                      1-9779                     35-1719974
           ---------------------------    --------------------------
           (Commission File Number)   (IRS Employer Identification No.)

                801 East 86th Avenue Merrillville, Indiana  46410-6271
           ------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code (219) 853-5200
                                                          --------------


   Item 7.   Financial Statements and Exhibits

             The following exhibits are filed herewith:

             4.1 Pricing Agreement dated September 23, 1999 among NiSource Capital Markets, Inc. and Goldman, Sachs & Co. and Barclays Capital Inc., as Underwriters.

             4.2  Form of Certificate Evidencing Puttable Reset
                  Securities PURS Servicemark due 2010.

             12.1 Statement Regarding Computation of Ratio of Earnings to
                  Fixed Charges.








































                                      2


                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1935, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NiSource Inc.
                                       Registrant


    Dated:    September 30, 1999       By:  /s/ Nina M. Rausch
                                            --------------------------
                                            Nina M. Rausch
                                            Secretary







































                                      3


                                EXHIBIT INDEX

    Exhibit Number         Description
    --------------         -----------

    4.1 Pricing Agreement dated September 23, 1999 among NiSource Capital Markets, Inc. and Goldman, Sachs & Co. and Barclays Capital Inc., as Underwriters.


    4.2 Form of Certificate Evidencing Puttable Reset Securities PURS Servicemark due 2010.
    12.1                   Statement Regarding Computation of Ratio of
                           Earnings to Fixed Charges.




































                                      4